UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811-5245

                        DREYFUS STRATEGIC MUNICIPALS, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2003

                                         FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

                   Dreyfus Strategic

      Municipals, Inc.

      ANNUAL REPORT September 30, 2003



                      DREYFUS STRATEGIC MUNICIPALS, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

                  THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Additional Information

                            32   Important Tax Information

                            33   Proxy Results

                            34   Board Members Information

                            36   Officers of the Fund

                            41   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                      Strategic Municipals, Inc.

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the tax-exempt fixed-income market. After most areas of the municipal bond market experienced sharp declines
during   the   summer,   prices   generally   bounced   back   in   September.

Despite recent reductions in federal tax rates, we believe that municipal bonds may become more attractive to certain investors if states and municipalities continue to raise taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enjoy the benefits of tax-exempt municipal bonds as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

October 15, 2003




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

For the 12-month period ended September 30, 2003, the fund achieved a total return of 5.49%.(1) Over the same period, the fund provided income dividends of $0.7200 per share, which is equal to a distribution rate of 7.68%.(2)

We attribute the fund's performance primarily to falling interest rates during the first nine months of the reporting period and the recovery of certain corporate-backed holdings that bounced back strongly from depressed price levels. In addition, the fund performed well during the summer of 2003, when our efforts to improve its overall credit quality proved beneficial during a brief but intense period of heightened market volatility.

What is the fund's investment approach?

The fund' s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace them with
securities   at   then-prevailing   yields,   which   may  be  lower   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

than the rates of the securities which mature or are redeemed. When we believe an opportunity exists, we also may seek to upgrade the portfolio's investments with newly issued bonds that, in our opinion, have better structural or income
characteristics    than    existing    holdings.

What other factors influenced the fund's performance?

The fund was influenced by general market trends, including declining interest rates during the first half of the reporting period and heightened market volatility as investor sentiment shifted in the second half of the reporting period.

When the reporting period began, the nation was mired in economic weakness as 2002' s corporate scandals, a persistently declining stock market and rising geopolitical tensions took their toll on business and consumer spending. Investors generally remained risk averse in this unsettled climate, which hurt prices of riskier assets, such as stocks and lower-rated corporate-backed bonds. Some of the fund's corporate-backed holdings, including tax-exempt bonds issued by financially troubled airlines, were hit particularly hard, hindering the fund's returns.

Toward the end of 2002, after the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points, investors apparently began to grow more comfortable with credit risk, and the prices of corporate-backed bonds bounced back strongly. We took advantage of the rally to reduce the fund's corporate exposure, and by the end of the reporting period the fund's airline-related holdings were limited to small positions in two major carriers. As a result, the fund's overall average credit rating improved from the top of the single-A range to the bottom of the double-A range.

The fund also benefited from its average duration, which we maintained for much of the reporting period in a range we considered slightly longer than average. Despite rising expectations of stronger economic growth, interest rates continued to decline during the spring of 2003 as investors anticipated another
rate-cut    by    the    Fed,    which

occurred in late June. The fund's longer than average duration enabled it to lock in higher then-prevailing yields for a longer time and capture the benefits of capital appreciation while interest rates fell.

The fund also received good results from its leveraging strategy. In February 2003, we extended the term of one series of the fund's auction-rate preferred notes to two years, locking in low borrowing costs on money used to purchase additional securities.

What is the fund's current strategy?

During the summer of 2003, we adopted a more defensive posture by reducing the fund's average duration to a range we consider slightly shorter than average. In addition, we continued our efforts to improve the fund's overall credit quality. These measures helped the fund during a sharp market reversal in July, when the municipal bond market suffered the worst one-month decline in its history. The market's volatility was caused by investors' reactions to stronger than expected economic data, which raised concerns that inflationary pressures might reemerge. The bond market bounced back at a more moderate pace in late August and September, erasing most of July's losses.

In addition, when making new purchases, we recently have focused on income-oriented securities with maturities in the 10- to 15-year range. We believe that these relatively defensive securities should hold more of their intrinsic value if interest rates begin to rise and bond prices decline.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2003 (Unaudited)


  Market Price per share September 30, 2003       $9.38

  Shares Outstanding September 30, 2003      60,168,726

  New York Stock Exchange Ticker Symbol             LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                      Fiscal Year Ended September 30, 2003
                   -----------------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2002            MARCH 31, 2003            JUNE 30, 2003            SEPTEMBER 30, 2003
                    ---------------------------------------------------------------------------------------------------------------

   High                        $10.17                      $9.73                  $10.27                       $10.02

   Low                           8.92                       9.30                    9.51                         9.02

   Close                         9.70                       9.56                   10.03                         9.38

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   September 23, 1987 (commencement of operations)
     through September 30, 2003                           200.70%

   October 1, 1993 through September 30, 2003              67.07

   October 1, 1998 through September 30, 2003              27.69

   October 1, 2002 through September 30, 2003               0.33

   January 1, 2003 through September 30, 2003               2.56

   April 1, 2003 through September 30, 2003                 2.03

   July 1, 2003 through September 30, 2003                 (4.58)

 NET ASSET VALUE PER SHARE

  September 23, 1987 (commencement of operations)        $9.32

  September 30, 2002                                      9.37

  December 31, 2002                                       9.21

  March 31, 2003                                          9.02

  June 30, 2003                                           9.30

  September 30, 2003                                      9.14

PERCENTAGE GAIN based on change in Net Asset Value*

   September 23, 1987 (commencement of operations)
     through September 30, 2003                          214.36%

   October 1, 1993 through September 30, 2003             73.66

   October 1, 1998 through September 30, 2003             25.55

   October 1, 2002 through September 30, 2003              5.49

   January 1, 2003 through September 30, 2003              5.25

   April 1, 2003 through September 30, 2003                5.37

   July 1, 2003 through September 30, 2003                 0.27

*   WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--146.1%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.6%

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                9,233,600

Jefferson County, Sewer Revenue:

   5.25%, 2/1/2023 (Insured; FGIC)
      (Prerefunded 8/1/2012)                                                                  5,000,000  (a)           5,718,300

   5%, 2/1/2041 (Insured; FGIC)
      (Prerefunded 8/1/2012)                                                                 14,135,000  (a)          15,878,033

ALASKA--.8%

Alaska Housing Finance Corp.

   6%, 6/1/2049 (Insured; MBIA)                                                               4,000,000                4,172,120

ARKANSAS--3.1%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                                5,520,000                5,827,740

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      4,625,000                4,881,965

Little Rock School District

   5.25%, 2/1/2030 (Insured; FSA)                                                             6,000,000                6,287,760

ARIZONA--6.6%

Apache County Industrial Development Authority, PCR

   (Tucson Electric Power Co. Project) 5.85%, 3/1/2028                                        1,445,000                1,322,478

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                5,904,120

Pima County Industrial Development Authority,
   Industrial Revenue (Tucson Electric
   Power Co. Project) 6%, 9/1/2029                                                           13,605,000               12,676,595

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   6,000,000                6,144,660

Tempe Industrial Development Authority,
   IDR (California Micro Devices Corp.
   Project) 10.50%, 3/1/2018                                                                  6,535,000                6,549,638

Tucson, Water System Revenue

   5%, 7/1/2021 (Insured; FGIC)                                                               3,500,000                3,649,660

CALIFORNIA--9.6%

California Infrastructure and Economic Development

  Bank, Revenue (Bay Area Toll Bridges)

   5.25%, 7/1/2017 (Insured; FSA)                                                            12,360,000               13,644,080

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 2/28/2008                                             5,000,000                5,058,150

State of California 9.569%, 12/1/2018 (Insured; FSA)                                         10,000,000  (b,c)        10,281,700

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Department of Water Resource Power

   Supply, Revenue 5.50%, 5/1/2013 (Insured; AMBAC)                                          11,080,000               12,602,946

Los Angeles Unified School District

   5.25%, 7/1/2020 (Insured; FSA)                                                             7,200,000                7,772,472

Oakland 5%, 1/15/2026 (Insured; MBIA)                                                         2,990,000                3,042,056

COLORADO--1.8%

Denver City and County, Special Facilities Airport

   Revenue (United Airlines Project) 6.875%, 10/1/2032                                        6,950,000  (d)           2,814,750

Northwest Parkway Public Highway Authority,

   Revenue 7.125%, 6/15/2041                                                                  6,750,000                6,883,853

DELAWARE--1.3%

Delaware Transportation Authority,

  Transportation System Revenue

   5%, 7/1/2019 (Insured; AMBAC)                                                              6,865,000                7,307,312

FLORIDA--2.8%

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               13,121,686

Orange County Health Facility Authority, HR

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                2,084,220

GEORGIA--.9%

Georgia Housing Finance Authority,
   SFMR 6.45%, 12/1/2030                                                                        595,000                  602,491

Private Colleges and Universities
   Facilities Authority Revenue (Clark Atlanta
   University Project) 8.25%, 1/1/2015                                                        4,127,500                4,364,625

HAWAII--.6%

Hawaii Department of Transportation, Special
   Facility Revenue (Caterair International
   Corp. Project) 10.125%, 12/1/2010                                                          3,500,000                3,499,160

IDAHO--.6%

Power County Industrial Development Corp, SWDR

   (FMC Corp. Project) 6.45%, 8/1/2032                                                        3,250,000                3,052,238

ILLINOIS--7.3%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               17,884,393

      (Wastewater Transmission Revenue)

   6%, 1/1/2030 (Insured; MBIA) (Prerefunded 1/1/2010)                                        3,000,000  (a)           3,556,080


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Chicago-O'Hare International Airport, Special
   Facility Revenue (United Airlines,
   Inc. Project) 6.75%, 11/1/2011                                                             2,000,000  (d)             410,000

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care)
      6.125%, 11/15/2022                                                                      4,020,000                4,438,683

   (OSF Healthcare System)
      6.25%, 11/15/2029                                                                       7,730,000                8,171,615

   (Swedish American Hospital) 6.875%, 11/15/2030                                             4,990,000                5,456,266

INDIANA--2.0%

Franklin Township Independent
   School Building Corp., First Mortgage
   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  6,500,000  (a)           7,908,030

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029                                       2,775,000                2,868,490

KANSAS--4.9%

Kansas Development Finance Authority, Revenue:

  (Board of Regents-Scientific Resource)

      5%, 10/1/2021 (Insured; AMBAC)                                                          5,290,000                5,606,448

   Health Facility (Sisters of Charity) 6.25%, 12/1/2028                                      3,000,000                3,344,610

Wyandotte County (Kansas University School

   District No. 500) 5.25%, 9/1/2015 (Insured; FSA)                                           6,455,000                7,383,487

Wichita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,728,500

LOUISIANA--1.4%

Parish of Saint James, SWDR (Freeport-McMoRan

   Partnership Project) 7.70%, 10/1/2022                                                      8,500,000                7,693,350

MAINE--.6%

Maine Housing Authority, Mortgage 5.30%, 11/15/2023                                           3,335,000                3,448,390

MARYLAND--1.5%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000  (d)              12,500

Maryland Economic Development Corp., Student

  Housing Revenue (University of Maryland):

      6.50%, 6/1/2027                                                                         3,000,000                3,225,870

      5.75%, 10/1/2033                                                                        5,000,000                5,018,850

MASSACHUSETTS--4.2%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,658,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational

  Facilities Authority, Revenue:

      (Civic Investments) 9%, 12/15/2015                                                      2,000,000                2,264,140

      (Beth Israel Hospital Issue)

         10.732%, 7/1/2025 (Insured; AMBAC)                                                   3,000,000  (b)           3,082,470

      (Partners Healthcare System)
         5.75%, 7/1/2032                                                                      5,000,000                5,242,900

      (Harvard University Issue)

         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  5,825,000  (a)           6,996,699

MICHIGAN--5.0%

Michigan Hospital Finance Authority, HR:

  (Ascension Health Credit)

      6.125%, 11/15/2026 (Prerefunded 11/15/2009)                                             5,000,000  (a)           6,057,000

   (Crittenton Hospital) 5.625%, 3/1/2027                                                     2,000,000                2,051,340

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,785,150

Michigan State Building Authority, Revenue

   5.25%, 10/15/2013 (Insured; FSA)                                                           3,050,000                3,471,723

Michigan Strategic Fund, Resource Recovery Limited

  Obligation Revenue (Detroit Edison Co.)

   5.25%, 12/15/2032                                                                          3,000,000                3,100,650

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,140,000                6,891,671

MINNESOTA--2.3%

Duluth Economic Development Authority, Health

  Care Facilities Revenue (Saint Luke's

   Hospital) 7.25%, 6/15/2032                                                                 5,000,000                5,123,400

Minnesota Housing Finance Agency, Residential

   Housing Finance 5%, 1/1/2020                                                               4,525,000                4,654,958

Saint Paul Port Authority, Hotel Facility, Revenue

   (Radisson Kellogg Project) 7.375%, 8/1/2029                                                3,000,000                3,058,770

MISSISSIPPI--3.4%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            4,545,000                4,544,909

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   14,310,000               14,301,986

MISSOURI--3.3%

Missouri Health and Educational Facilities Authority,

  Health Facilities Revenue (Saint Anthony's

   Medical Center) 6.25%, 12/1/2030                                                           6,750,000                7,131,173


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Missouri Development Finance Board, Infrastructure

  Facilities Revenue (Branson):

      5.375%, 12/1/2027                                                                       2,000,000                2,015,680

      5.50%, 12/1/2032                                                                        4,500,000                4,546,440

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          4,250,000                4,258,075

MONTANA--1.1%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                            5,790,000                6,109,203

NEVADA--2.6%

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)
   (Prerefunded 1/1/2010)                                                                    12,000,000  (a)          14,419,560

NEW HAMPSHIRE--2.7%

New Hampshire Business Finance Authority, PCR

  (Public Service Co. of New Hampshire)

   6%, 5/1/2021 (Insured; AMBAC)                                                              7,000,000                7,818,580

New Hampshire Health and Educational Facilities Authority,

  Revenue (Exeter Project):

      6%, 10/1/2024                                                                           1,000,000                1,054,090

      5.75%, 10/1/2031                                                                        1,000,000                1,031,850

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light and Power) 5.90%, 11/1/2016                                             5,000,000                5,159,950

NEW JERSEY--7.5%

New Jersey Transportation Trust Fund Authority,

  Transportation System:

      5.50%, 6/15/2015                                                                       10,000,000               11,303,800

      5.50%, 6/15/2017                                                                        9,000,000               10,080,540

New Jersey Health Facilities Financing Authority, Revenue

  (Christian Health Care Center) 8.75%, 7/1/2018

   (Prerefunded 7/1/2006)                                                                    13,740,000  (a)          16,198,086

Tobacco Settlement Financing Corp.

   7%, 6/1/2041                                                                               4,000,000                3,718,880

NEW MEXICO--1.8%

Farmington, PCR:

  (El Paso Electric Co. Project)

      6.375%, 6/1/2032                                                                        5,370,000                5,596,184

   (Tucson Electric Power Co., San Juan)

      6.95%, 10/1/2020                                                                        4,000,000                4,058,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--7.9%

Long Island Power Authority, New York Electric
   System Revenue 8.999%, 12/1/2016                                                          10,000,000  (b,c)        11,980,900

New York

   5.75%, 8/1/2011 (Insured; MBIA)                                                            8,465,000                9,885,088

New York City Municipal Water Finance Authority, Water

   and Sewer System Revenue 5.125%, 6/15/2032                                                 5,000,000                5,088,800

Tobacco Settlement Financing Corp.:

   5.50%, 6/1/2019                                                                            5,500,000                5,871,415

   5.25%, 6/1/2021 (Insured; AMBAC)                                                           5,000,000                5,305,200

Triborough Bridge &Tunnel Authority, Revenue

   5.25%, 11/15/2030                                                                          5,220,000                5,404,214

NORTH DAKOTA--2.0%

North Dakota Housing Finance Agency, Home
  Mortgage Revenue (Housing Finance Program):

      6.50%, 1/1/2031                                                                         7,165,000                7,559,720

      6.15%, 7/1/2031                                                                         2,960,000                3,090,062

OHIO--3.9%

Cuyahoga County, Revenue 6%, 1/1/2032                                                         2,000,000                2,124,940

Mahoning County, Hospital Facilities Revenue

   (Forum Health Obligation Group) 6%, 11/15/2032                                             7,000,000                7,287,770

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating)

   6.10%, 8/1/2020 (Insured; ACA)                                                             3,000,000                3,183,090

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  2,035,000                2,170,287

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  2,035,000                2,151,972

Ohio Water Development Authority, Pollution Control

  Facilities Revenue (Cleveland Electric

   Illuminating) 6.10%, 8/1/2020 (Insured; ACA)                                               4,350,000                4,615,481

OKLAHOMA--2.4%

Oklahoma Industries Authority

   (Health System Obligated Group)
   5.75%, 8/15/2029                                                                          12,230,000               13,120,099

OREGON--3.3%

Port of Portland, International Airport Revenue

  (Portland International Airport)

   5.50%, 7/1/2024 (Insured; AMBAC)                                                           5,000,000                5,286,250

Tigard--Tualatin School District No. 23

   5.375%, 6/15/2019 (Insured; MBIA)                                                          3,000,000                3,301,800


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OREGON (CONTINUED)

Western Generation Agency, Cogeneration Project

  Revenue (Wauna Cogeneration Project):

      7.40%, 1/1/2016                                                                         5,750,000                5,848,785

      7.125%, 1/1/2021                                                                        3,400,000                3,435,292

PENNSYLVANIA--1.8%

Pennsylvania Housing Financing Authority
   10.980%, 4/1/2025                                                                          5,750,000  (b)           6,005,875

York County Hospital Authority, Revenue (Health
   Center--Lutheran Social Services) 6.50%, 4/1/2022                                          4,250,000                4,131,255

SOUTH CAROLINA--2.6%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           5,000,000                5,296,000

Greenville County School District , Installment
   Purchase Revenue (Building Equity Sooner for

   Tomorrow) 5.50%, 12/1/2028                                                                 3,500,000                3,669,190

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,692,129

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2030                                               4,400,000                3,794,296

TENNESSEE--5.7%

Johnson City Health and Educational

   Facilities Board, HR 7.50%, 7/1/2025                                                       5,000,000                5,401,500

Knox County Health Educational and Housing Facilities

   Board, Hospital Facilities Revenue (Baptist Health
   System of Eastern Tennessee) 6.50%, 4/15/2031                                              4,910,000                5,023,568

Memphis Center City Revenue Finance Corp.,
   Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000                9,999,900

Tennessee Housing Development Agency

   (Homeownership Program) 6.40%, 7/1/2031                                                   10,120,000               10,861,492

TEXAS--13.3%

Austin Convention Enterprises Inc., Convention Center

  Hotel Revenue:

      5.75%, 1/1/2016                                                                         5,200,000                5,660,096

      6.70%, 1/1/2028                                                                         4,000,000                4,152,960

      5.75%, 1/1/2032                                                                         6,500,000                6,819,150

      6.70%, 1/1/2032                                                                         3,500,000                3,594,990

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   6.375%, 6/1/2029                                                                           8,500,000                9,162,065

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston Airport System, Special Facilities Revenue

  (Continental Airlines):

      6.75%, 7/1/2029                                                                         5,250,000                4,360,702

      7%, 7/1/2029                                                                            3,800,000                3,256,144

Sabine River Authority, PCR (TXU Electric Co. Project)

   6.45%, 6/1/2021                                                                            8,300,000                8,439,440

Sam Rayburn Municipal Power Agency, Power Supply

   System Revenue 5.75%, 10/1/2021                                                            6,000,000                6,501,660

Texas Department of Housing and
   Community Affairs, Collateralized Home
   Mortgage Revenue 12.623%, 7/2/2024                                                         3,200,000  (b)           3,554,976

Texas Turnpike Authority, Central Texas Turnpike System
   Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                                  7,100,000                7,697,110

Tomball Hospital Authority, HR
   (Tomball Regional Hospital)

      6%, 7/1/2025                                                                            4,000,000                4,013,080

      6%, 7/1/2029                                                                            2,800,000                2,800,560

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,896,470

UTAH--.8%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           4,331,000                4,118,305

VERMONT--1.0%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            5,370,000                5,638,876

VIRGINIA--2.1%

Greater Richmond Convention Center Authority,

  Hotel Tax Revenue (Convention Center

   Expansion Project) 6.25%, 6/15/2032                                                       10,500,000               11,666,970

WASHINGTON--3.3%

Energy Northwest, Wind Project Revenue
   5.875%, 7/1/2020                                                                           3,000,000                3,177,810


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Public Utility District No. 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          3,755,000                3,969,786

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               11,108,000

WEST VIRGINIA--3.0%

Braxton County, SWDR (Weyerhaeuser Co. Project)

   6.125%, 4/1/2026                                                                          14,000,000               14,292,460

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,481,322

WISCONSIN--5.3%

Badger Tobacco Asset Securitization Corp., Tobacco

   Settlement Revenue 7%, 6/1/2028                                                           24,000,000               22,824,240

Wisconsin Health and Educational Facilities Authority,

  Health, Hospital and Nursing Home Revenue

  (Aurora Health Care Inc.) :

      5.60%, 2/15/2029                                                                        2,880,000                2,691,590

      6.40%, 4/15/2033                                                                        3,000,000                3,027,990

Wisconsin Housing and Economic Development Authority

   11.558%, 7/1/2025                                                                            500,000  (b,c)           518,560

WYOMING--.9%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               3,150,000                3,154,127

   6.90%, 9/1/2024                                                                            2,000,000                1,991,080

U.S. RELATED--1.5%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                      965,000                1,045,674

Puerto Rico Highway and Transportation
   Authority, Transportation Revenue
   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                        6,000,000  (a)           7,227,420

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $769,373,168)                                                                                               802,750,890

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.4%                                                        Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--2.0%

Valdez, Marine Terminal Revenue, VRDN

   (Exxon Mobil Pipeline Co. Project) 1.10%                                                  11,200,000  (e)          11,200,000

RHODE ISLAND--.3%

Rhode Island State Industrial Facilities Corp.,

  Marine Terminal Revenue,

   VRDN (Exxon Mobil Project) 1.10%                                                           1,700,000  (e)           1,700,000

TEXAS--1.1%

Gulf Coast Waste Disposal Authority, PCR, VRDN

   (Amoco Oil Co. Project) 1.10%                                                                600,000  (e)             600,000

Lower Neches Valley Authority Industrial

  Development Corp., Exempt Facilities Revenue,

   VRDN (Exxon Mobil Project) 1.10%                                                           5,300,000  (e)           5,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $18,800,000)                                                                                                 18,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $788,173,168)                                                            149.5%              821,550,890

CASH AND RECEIVABLES (NET)                                                                         2.4%               13,125,163

PREFERRED STOCK, AT REDEMPTION VALUE                                                            (51.9%)            (285,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              549,676,053


Summary of Abbreviations

ACA                   American Capital Access

AMBAC                 American Municipal Bond
                      Assurance Corporation

FGIC                  Financial Guaranty
                      Insurance Company

FHLMC                 Federal Home Loan Mortgage
                      Corporation

FNMA                  Federal National Mortgage
                      Association

FSA                   Financial Security Assurance

GNMA                  Government National Mortgage
                      Association

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

MBIA                  Municipal Bond Investors Assurance
                      Insurance Corporation

PCR                   Pollution Control Revenue

SFMR                  Single Family Mortgage Revenue

SWDR                  Solid Waste Disposal Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              36.8

AA                               Aa                              AA                                               15.0

A                                A                               A                                                16.7

BBB                              Baa                             BBB                                              13.1

BB                               Ba                              BB                                                6.3

B                                B                               B                                                  .9

CC                               Ca                              CC                                                 .4

F1                               Mig1                            SP1                                               2.3

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     8.5

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $22,781,160 OR 4.1% OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS.

(D)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENT IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           788,173,168   821,550,890

Interest receivable                                                  13,980,103

Receivable for investment securities sold                             7,373,280

Prepaid expenses                                                        514,159

                                                                    843,418,432
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           507,312

Cash overdraft due to Custodian                                         482,287

Payable for investment securities purchased                           7,185,781

Dividends payable to preferred shareholders                             269,783

Commissions payable                                                      15,000

Accrued expenses                                                        282,216

                                                                      8,742,379
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series M, T, W, Th and F
  par value $.001 per share (11,400 shares
  issued and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   285,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    549,676,053
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value $.001 per share
  (60,168,726 shares issued and outstanding)                             60,169

Paid-in capital                                                     567,361,060

Accumulated undistributed investment income--net                      5,444,760

Accumulated net realized gain (loss) on investments                (56,567,658)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      33,377,722

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    549,676,053
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      60,168,726

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              9.14

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     50,254,717

EXPENSES:

Management fee--Note 3(a)                                            6,208,824

Commission fee--Note 1                                                 744,946

Shareholder servicing costs                                            143,224

Custodian fees--Note 3(b)                                              140,593

Shareholders' reports                                                  102,641

Professional fees                                                       79,646

Directors' fees and expenses--Note 3(c)                                 64,506

Registration fees                                                       54,879

Miscellaneous                                                           60,580

TOTAL EXPENSES                                                       7,599,839

INVESTMENT INCOME--NET                                              42,654,878
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (27,557,602)

Net unrealized appreciation (depreciation) on investments           18,445,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (9,112,065)

DIVIDENDS ON PREFERRED STOCK                                       (4,235,015)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                29,307,798

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         42,654,878          47,823,496

Net realized gain (loss) on investments      (27,557,602)         (18,783,774)

Net unrealized appreciation
   (depreciation) on investments              18,445,537           (2,508,827)

Dividends on Preferred Stock                  (4,235,015)          (4,821,324)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  29,307,798           21,709,571
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (42,956,922)         (39,168,624)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED                            8,567,990            6,491,435

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,081,134)         (10,967,618)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           554,757,187          565,724,805

END OF PERIOD                                 549,676,053          554,757,187

Undistributed investment income--net            5,444,760           10,145,155
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED            934,039              685,471

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's common shares.

                                                                                   Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.37           9.66           9.38         9.41         10.22

Investment Operations:

Investment income--net                                            .71(b)         .81(b)         .82          .71           .56

Net realized and unrealized
   gain (loss) on investments                                    (.15)          (.35)           .18          .02          (.80)

Dividends on Preferred Stock
   from net investment income                                    (.07)          (.08)          (.16)        (.13)           --

Total from Investment Operations                                  .49            .38            .84          .60          (.24)

Distributions to Common Shareholders:

Dividends from investment income--net                            (.72)          (.67)          (.56)        (.55)         (.57)

Dividends from net realized
   gain on investments                                             --              --            --         (.02)           --

Total Distributions to
   Common Shareholders                                           (.72)          (.67)          (.56)        (.57)         (.57)

Capital Stock transactions, net effect of
   Preferred Stock offerings                                       --             --            --          (.06)          --

Net asset value, end of period                                   9.14           9.37           9.66         9.38          9.41

Market value, end of period                                      9.38          10.11           9.69       8 9/16             8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               .33          11.89         20.22         14.76        (17.55)

                                                                 The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended September 30,
                                                                 -------------------------------------------------------------------
                                                                 2003        2002(a)        2001          2000            1999
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets
   applicable to Common Stock                                    1.40(d,e)   1.38(d,e)     1.39(d,e)      1.25(d,e)        .84

Ratio of net investment income
   to average net assets applicable
   to Common Stock                                               7.86(d,e)   8.61(d,e)     8.49(d,e)      7.91(d,e)       5.63

Portfolio Turnover Rate                                         54.79       36.81         10.07          19.03           27.05

Asset coverage of Preferred Stock,
   end of period                                                  293         294           299            295            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                                  549,676     554,757       565,725        548,939         550,755

Preferred Stock outstanding,
   end of period ($ x 1,000)                                  285,000     285,000       285,000        285,000            --

(A) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT
OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 8.58% TO 8.61%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA
PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) CALCULATED BASED ON MARKET VALUE.

(D) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCKHOLDERS.

(E) THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS, INCLUSIVE OF THE OUTSTANDING AUCTION PREFERRED STOCK, AND THE RATIO
OF NET INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .92% AND 5.15%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2003,
..91% AND 5.69%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2002, .92% AND 5.65%, RESPECTIVLEY, FOR THE YEAR ENDED
SEPTEMBER 30, 2001 AND .92% AND 5.79%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The  fund' s  financial  statements  are  prepared in accordance with accounting
principles   generally   accepted   in   the  United  States,  which   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common  Shareholders(s):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with distribution requirements
of    the    Internal

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 30, 2003, the Board of Directors declared a cash dividend of $.06 per share from investment income-net, payable on October 29, 2003 to Common Shareholders of record as of the close of business on October 15, 2003.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series Th. The dividend rate for Series M will be in effect until November 8, 2004. The dividend rate for Series T will be in effect until July 20, 2004. The dividend rate for Series W will be in effect until December 3, 2003. The dividend rate for Series F will be in effect until February 13, 2005. The dividend rates in effect at September 30, 2003 were as follows: Series M-1.40%, Series T-1.07%, Series W-1.65%, Series TH-.90% and Series F-1.64%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $6,055,850, accumulated capital losses $30,487,747 and unrealized appreciation $33,346,093. In addition, the
fund    had    $25,972,240    of    capital    losses    real    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $9,836,505 of the carryover expires in fiscal 2009, $76,128 expires in fiscal 2010 and $20,575,114 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, respectively, were as follows: tax exempt income of $47,191,937 and $43,989,948.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $163,336, increased accumulated net realized gain (loss) on investments by $106,706 and increased paid-in capital by $56,630. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1_2% of the next $20 million and 1% of the excess over $30 million of the averag value of the fund' s net assets. During the period ended September 30, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2003, $140,593 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Through January 27, 2003, each Board member who is not an "affiliated person" as defined in the Act received from the fund an annual fee at the rate of $4,500 and an attendance fee of $500 per meeting. Each such Board member also serves as a Board member of other Funds within the Dreyfus complex (collectively, the "Fund Group"). After January 27, 2003, Board compensation was changed from a "Fund by Fund" basis to a "Fund Group" basis; this compensation arrangement effectively allocates the fees among the funds in the group in proportion to each fund's relative net assets. Aggregate fees paid to each Board member with respect to the period ended September 30, 2003 were $4,373, with an average attendance fee per meeting of $534. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003, amounted to $443,627,807 and $438,353,567, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $788,204,797; accordingly, accumulated net unrealized appreciation on
investments   was   $33,346,093,  consisting  of  $43,329,682  gross  unrealized
appreciation    and    $9,983,589    gross    unrealized    depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 5, 2003




ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund' s Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent" ), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days
prior    to    these    dates    will    be     The    Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid b the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of
leveraging    will    begin    to    outweigh    the    benefits.

Supplemental Information

During the period ended September 30, 2003, shareholders approved changes in the fund' s fundamental investment policies to permit the fund to engage in swap transactions and to invest in other investment companies. Otherwise, during the period ended, there were: (i) no material changes in the fund's investment objective or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, on November 1, 2002, W. Michael Petty was assigned as the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2003 as "exempt-interest dividends" (not generally subject to regular federal income
tax)   .

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together as a single class (except as noted below) on the following proposals
presented   at   the  annual  shareholders'  meeting  held  on  May  16,  2003.

                                                                                                        Shares
                                                                                ----------------------------------------------------
                                                                                    For                         Authority Withheld
                                                                                ----------------------------------------------------

To elect three Class I Directors:((+))

   David W. Burke                                                                 29,261,714                             893,893

   Hans C. Mautner                                                                29,261,714                             893,893

   John E. Zuccotti((+)(+))                                                           10,410                                  19

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2006.

((+)(+))  ELECTED SOLELY BY APS HOLDERS; COMMON SHAREHOLDERS NOT ENTITLED TO VOTE.


                                                                                                        Shares
                                                                         -----------------------------------------------------------
                                                                                         For                     Authority Withheld
                                                                         -----------------------------------------------------------

To approve a change to the fundamental
   investment policies and investment restrictions of the fund to permit the fund to:

      * Engage in swap transactions                                               22,276,026                           2,768,009

      * Invest in other investment companies,

         and to make that policy non-fundamental                                  22,098,043                           2,945,965

                                                                     The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995) Current term expires in 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                                --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994) Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                                --------------

WILLIAM HODDING CARTER III (68)

BOARD MEMBER (1988) Current term expires in 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  Chief  Executive  Officer  of the John S. and James L. Knight
Foundation    (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

EHUD HOUMINER (63)

BOARD MEMBER (1994) Current term expires in 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of

 Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


RICHARD C. LEONE (63)

BOARD MEMBER (1989) Current term expires in 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.) , a tax exempt research foundation engaged in the study of economic,
foreign    policy    and    domestic    issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

HANS C. MAUTNER (65)

BOARD MEMBER (1989) Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ROBIN A. PRINGLE (40)

BOARD MEMBER (1995) Current term expires in 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young
people    with    caring    adult    mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

JOHN E. ZUCCOTTI (66)

BOARD MEMBER (1989) Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NY 10166.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1988.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.


JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

William Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle(*)

John E. Zuccotti(*)

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice Presidents

      Stephen Byers

      A. Paul Disdier

Secretary

      John B. Hammalian

Assistant Secretaries

      Steven F. Newman

      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

Anti-Money Laundering Compliance Officer

      William Germenis

PORTFOLIO MANAGERS:

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

PORTFOLIO MANAGERS (CONTINUED)

Joseph A. Irace

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit

and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Deutsche Bank Trust Company America (Auction Preferred Stock)

AUCTION AGENT

Deutsche Bank Trust Company America  (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                      For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                     Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent & Dividend Disbursing Agent and Registrar (Common Stock)

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2003 Dreyfus Service Corporation                                  853AR0903



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.



By:   /s/Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                       EXHIBIT INDEX

      (a)(1)  Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)